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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 28, 2006


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Colorado                     0-19027                   84-1057605
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)              Identification #)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)



                                 (719) 531-9444
              (Registrant's telephone number, including area code)



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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Item 1.01  Entry into a Material Definitive Agreement.

     On April 25, 2006, Simtek Corporation (the "Company") entered into an employment agreement with Brian P. Alleman, a copy of which is included as
Exhibit 10.1. Pursuant to this agreement, Mr. Alleman will be employed as the Company's Vice-President and Chief Financial Officer and is also to perform the role of Corporate Secretary. Mr. Alleman's base annual salary is $225,000 and he will be eligible to receive a bonus, based on performance, of 50% of his base salary. Mr. Alleman will also be entitled to an option to purchase 750,000 shares of the Company's common stock upon commencement of his employment. In addition, Mr. Alleman will be eligible to participate in the Company's Executive Incentive Bonus Plan and will be eligible to participate in the Company's standard benefits plans. Mr. Alleman will remain a partner of, and retain an interest in, Tatum LLC ("Tatum"), the executive services firm through which his services were initially engaged by the Company, and Tatum also will be paid a fee based on Mr. Alleman's compensation, with the first year's fee to be no more than 20% of amount paid to or realized by Mr. Alleman and decreasing in subsequent years. If the Company terminates Mr. Alleman's employment without good cause, or if Mr. Alleman terminates his employment for good cause, Mr. Alleman will be provided with separation pay equal to three months, from date of notice, of full base salary and three additional months at 50% of full base salary. If Mr. Alleman terminates his employment without good cause or the Company terminates Mr. Alleman for good cause, all separation pay will be forfeited.

Item 9.01  Financial Statements and Exhibits.

     (d) Exhibits.

         Exhibit Number    Description
         --------------    -----------

             10.1          Employment Agreement between Simtek and Brian P.
                           Alleman dated April 25, 2006.
















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SIMTEK CORPORATION


                                       By: /s/Harold A. Blomquist
                                           -------------------------------------
                                           Harold A. Blomquist, President and
                                           Chief Executive Officer


April 28, 2006































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                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

    10.1 Employment Agreement between Simtek and Brian P. Alleman dated April 25, 2006.












































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